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                                                                   EXHIBIT 10.33




                                ALLONGE TO NOTE



     ALLONGE to that certain Promissory Note made by Insurance Management Solutions Group, Inc. payable to the order of Heritage Hotel Holding Company in the original principal amount of $6,750,000.00 dated May 8, 1998, and bearing interest at the rate of 8 1/2% percent per annum.

     Pay to the order of South Trust Bank, National Association without recourse.

Dated:   May 8, 1998




                                        HERITAGE HOTEL HOLDING COMPANY




                                        BY:
                                           -------------------------------
                                              G. Kristin Delano, Secretary


     THIS ALLONGE IS PART OF AND SHOULD BE PERMANENTLY AFFIXED TO THE NOTE.


                  ============================================

                                 Acknowledgment

     I hereby acknowledge receipt of this original Promissory Note on this 8th day of May, 1998.


                                           SouthTrust Bank, National Association



                                           By: /s/  Illegible Signature
                                                    ----------------------------
                                           As Its:  Vice President
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                                ALLONGE TO NOTE



     ALLONGE to that certain Promissory Note made by Insurance Management Solutions Group, Inc. payable to the order of Heritage Hotel Holding Company in the original principal amount of $6,750,000.00 dated May 8, 1998, and bearing interest at the rate of 8 1/2% percent per annum.

     Pay to the order of SouthTrust Bank, National Association without recourse.

Dated:   May 8, 1998




                                        HERITAGE HOTEL HOLDING COMPANY




                                        BY:  /s/  G. KRISTIN DELANO, Secretary
                                           -------------------------------------
                                               G. Kristin Delano, Secretary


     THIS ALLONGE IS PART OF AND SHOULD BE PERMANENTLY AFFIXED TO THE NOTE.


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                                PROMISSORY NOTE

$6,750,000.00                                                        May 8, 1998
                                                         St. Petersburg, Florida

         FOR VALUE RECEIVED, the undersigned Insurance Management Solutions Group, Inc., jointly and severally, promises to pay to the order of Heritage Hotel Holding Company, a Florida corporation, together with any other holder hereof (herein, "Holder"), the principal sum Six Million Seven Hundred Fifty Thousand and 00/100 Dollars ($6,750,000.00) together with interest thereon from date at the rate per annum as described below until maturity on the balance of principal from time to time remaining unpaid, both principal and interest being payable at 360 Central Avenue, St. Petersburg, FL 33701, in the following manner:

         Principal and interest shall be due and payable in full on December 31, 1998. Interest shall accrue at 8 1/2% percent per annum.

         The makers hereof shall not incur any penalty upon the prepayment of all or any part of the indebtedness evidenced hereby.

         Time is of the essence hereunder. Any payment of principal or interest which is not paid when due, whether upon maturity or acceleration or otherwise as provided herein, shall bear interest at the rate of Eighteen (18%) percent per annum from the due date until paid.

         This Note has been executed and delivered in, and is to be governed by and construed under the laws of the State of Florida, as amended, except as modified by the laws and regulations of the United States of America.

         The undersigned shall have no obligation to pay interest or payments in the nature of interest in excess of the maximum rate of interest allowed to be contracted for by law, as changed from time to time, applicable to this Note (the "Maximum Rate"). Any interest in excess of the Maximum Rate paid by the undersigned ("excess sum") shall be credited as a payment of principal, or, if the undersigned so requests in writing, returned to the undersigned, or, if the indebtedness and other obligations evidenced by this Note have been paid in full, returned to the undersigned together with interest at the same rate as was paid by the undersigned during such period. Any excess sum credited to principal shall be credited as of the date paid to Holder. Holder may, without such action constituting a breach of any obligations to the undersigned, seek judicial determination of the applicable rate of interest, and its obligation to pay or credit any proposed excess sum to the undersigned.

         Provided Holder has not exercised its right to accelerate this Note, then the undersigned hereof shall pay Holder a late charge of five percent (5%) of any required payment which is not received by Holder when said payment is due. The parties agree that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty.

         Acceptance of partial payments or payments marked "payment in full" or "in satisfaction" or words to similar effect shall not affect the duty of the undersigned to pay all obligations due hereunder, and shall not affect the right of Holder to pursue all remedies available to it hereunder or under any other agreement between the maker hereof and the Holder.


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         The remedies of Holder shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No action or omission of Holder, including specifically any failure to exercise or forbearance in the exercise of any remedy, shall be deemed to be a waiver of release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver of release with reference to any one event shall not be construed as continuing or as constituting a course of dealing, nor shall it be construed as a bar to, or as a waiver or release, any subsequent remedy as to a subsequent event.

         The undersigned hereby consents and submits to the jurisdiction of the courts of the State of Florida, and, notwithstanding its place of residence or organization or the place of execution of this Note, any litigation relating hereto, whether arising in contract or tort, by statute or otherwise, shall be brought in (and, if brought elsewhere, may be transferred to) a State court of competent jurisdiction in Pinellas County, Florida.

         The undersigned and any other person liable for the payment hereof respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; and (b) agree that Holder, in order to enforce payment of this Note against any of them, shall not be required first to institute any suit or to exhaust any of its remedies against the undersigned (or any co-maker) or against any other person liable for payment hereof or to attempt to realize on any collateral for this Note.

THE UNDERSIGNED AND ANY OTHER PERSON LIABLE FOR PAYMENT HEREOF, BY EXECUTING THIS NOTE OR ANY OTHER DOCUMENT CREATING SUCH LIABILITY, WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION, WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATED TO THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER'S EXTENDING CREDIT TO THE UNDERSIGNED AND NO WAIVER OR LIMITATION OF HOLDER'S RIGHTS UNDER THIS PARAGRAPH SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON HOLDER'S BEHALF.

         The undersigned acknowledges that the above paragraph has been expressly bargained for by Holder as part of the loan evidenced hereby and that, but for the undersigned's agreement and the agreement of any other person liable for payment hereof thereto, Holder would not have extended the loan for the term and with the interest rate provided herein.

         Holder, is hereby given a lien upon and a security interest in all property of the undersigned now or at any time hereafter in the possession of Holder in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust or agency account, as security for the payment of this Note.



                                             INSURANCE MANAGEMENT SOLUTIONS
                                             GROUP, INC.


                                             By:  /s/ David K. Meehan
                                               --------------------------------
                                                 David K. Meehan, President



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